BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio
(the “Portfolio”)

Supplement dated March 9, 2015
to the Statement of Additional Information dated October 31, 2014

Effective immediately, the following changes are made to the Portfolio’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

The first sentence in the subsection entitled “Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Michael Fredericks, Justin Christofel, CFA and Alex Shingler, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

The subsection entitled “Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Justin Christofel	21	22	0	0	0	0
	$14.40 Billion	$5.06 Billion	$0	$0	$0	$0
Michael Fredericks	6	1	1	0	0	0
	$10.05 Billion	$1.33 Billion	$0.33 Million	$0	$0	$0
Alex Shingler*	0	3	0	0	0	0
	$0	$10.13 Million	$0	$0	$0	$0

*	Information is as of February 28, 2015.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Christofel, Fredericks and Shingler is not measured against a specific benchmark.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Fredericks and Shingler have unvested long-term incentive awards.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of October 9, 2014, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Michael Fredericks	None
Justin Christofel, CFA	None
Alex Shingler, CFA	None*

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
*	Information is as of February 28, 2015.

Shareholders should retain this Supplement for future reference.

SAI-DHIP-0315SUP